                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           PROSOFT DEVELOPMENT, INC.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Nevada                                                87-0448639
 ----------------------                                      ---------------
(State of Incorporation                                     (I.R.S. Employer
    or Organization)                                        Identification No.)


7100 Knott Avenue, Buena Park, CA                                 90620
---------------------------------------                          --------
(Address of Principal Executive Offices)                        (Zip Code)

If this Form relates to the                    If this Form Relates to the
registration of a class of                     registration of a class of debt
debt securities and is                         securities and is to become
effective upon filing pursuant                 effective simultaneously with
to General Instruction                         that effectiveness of a
(A)(c)(1) please check the                     concurrent registration
following box.  [ ]                            statement under the Securities
                                               Act of 1933 pursuant to General
                                               Instruction A(c)(2) please
                                               check the following box. [ ]

           Securities to be registered to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              ------------------------------
                               None

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.001
                         -----------------------------
                                (Title of Class)
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ITEM 1.   Description of Registrant's Securities to be Registered

          The securities to be registered are the shares of Common Stock, par value $.001 (the "Common Stock") of Prosoft Development, Inc. (the "Registrant"). The Common Stock is described under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-11247). Such description is incorporated by reference herein and made a part thereof.


ITEM 2.        Exhibits

 EXH. NO.              DESCRIPTION OF EXHIBITS
 --------              -----------------------
    1         Restated Articles of Incorporation of the
              Registrant./1/
    2         Amended and Restated Bylaws of the Registrant./2/
    3         Specimen certificate evidencing shares of
              Common Stock./3/

---------------
/1/ Filed as Exhibit 3.1 to the Registrant's Form S-1 Registration Statement (No. 333-11247) (the "Registration Statement") and incorporated herein by reference.

/2/ Filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference.

/3/ Filed as Exhibit 4 to the Registration Statement and incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.

                              PROSOFT DEVELOPMENT, INC.



Dated:  October 11, 1996 By: /s/ KEITH D. FREADHOFF
                            ----------------------------------------------
                                    Keith D. Freadhoff
                                    Chairman and Chief Executive Officer